Fourth Quarter and Full Year 2021 Earnings Presentation February 24, 2022

Forward-Looking Statements This presentation, including information incorporated by reference, contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding guidance, industry prospects, future results of operations or financial position, expected sources of incremental margin, strategy, financing needs, future capital expenditures and the outcome or effect of ongoing litigation, should be considered forward-looking statements made in good faith by SJI, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this release, or any other documents, words such as “anticipate,” “believe,” "estimate," “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” "target," "will" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” on Form 10-K for the year ended December 31, 2021 and in any other SEC filings made by SJI or SJG during 2020 and 2021 and prior to the filing of this earnings presentation. Non-GAAP Measures Management uses the non-GAAP financial measures of Economic Earnings and Economic Earnings Per Share when evaluating its results of operations. These non- GAAP financial measures should not be considered as an alternative to GAAP measures, such as net income, operating income, earnings per share from continuing operations or any other GAAP measure of financial performance. We define Economic Earnings as: Income from Continuing Operations, (i) less the change in unrealized gains and plus the change in unrealized losses on non-utility derivative transactions; (ii) less income and plus losses attributable to noncontrolling interests; and (iii) less the impact of transactions, contractual arrangements or other events where management believes period to period comparisons of SJI's operations could be difficult or potentially confusing. With respect to part (iii) of the definition of Economic Earnings, items excluded from Economic Earnings for 2021, 2020 and 2019 are described in (A)-(G) in the table below. Economic Earnings is a significant financial measure used by our management to indicate the amount and timing of income from continuing operations that we expect to earn after taking into account the impact of derivative instruments on the related transactions, the impact of noncontrolling interests, as well as the impact of contractual arrangements and other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Management uses Economic Earnings to manage its business and to determine such items as incentive/compensation arrangements and allocation of resources. Specifically regarding derivatives, we believe that this financial measure indicates to investors the profitability of the entire derivative-related transaction and not just the portion that is subject to mark-to-market valuation under GAAP. We believe that considering only the change in market value on the derivative side of the transaction can produce a false sense as to the ultimate profitability of the total transaction as no change in value is reflected for the non-derivative portion of the transaction. Forward-Looking Statements & Non-GAAP Measures 2

Acquisition

Acquisition SJI to be acquired by the Infrastructure Investments Fund, an investment vehicle advised by J.P. Morgan Investment Management Inc. (IIF) 4 ▪ On February 24, 2022, SJI announced that it has entered into a definitive agreement to be acquired by the Infrastructure Investments Fund, an investment vehicle advised by J.P. Morgan Investment Management Inc. (IIF) ▪ The per share purchase price of $36.00 represents a 46.3% premium to SJI’s 30-day volume weighted average price (VWAP) as of February 23, 2022, the last trading day prior to the announcement of the agreement ▪ The transaction was unanimously approved by SJI’s Board of Directors and is expected to close in the fourth quarter of 2022, subject to the approval of SJI’s shareholders, the receipt of regulatory approvals, including by the New Jersey Board of Public Utilities, and other customary closing conditions ▪ Dividends payable to SJI shareholders are expected to continue in the ordinary course until the closing, subject to approval by SJI’s Board of Directors ▪ Upon completion of the transaction, SJI’s shares will no longer trade on the New York Stock Exchange, and SJI will become a private company

Full Year 2021 Financial Review

6 2021 Financial Review Highlights PERFORMANCE ▪ GAAP earnings $0.80 per diluted share compared to $1.62 per diluted share in 2020 ▪ Economic Earnings $1.62 per diluted share compared to $1.68 per diluted share in 2020 ▪ 2020 Earnings included $0.13 per diluted share in one-time gains from tax, rate design and pipeline refunds ▪ Capital expenditures $645M; ~80% allocated for growth, safety and reliability for SJG/ETG customers UTILITY ▪ 10,000+ new customers added last 12 months; Majority converted from heating oil or propane ▪ Successful execution of infrastructure modernization programs ▪ SJG/ETG energy efficiency investment programs approved by NJBPU ▪ LNG redundancy project engineering/route proposal approved by NJBPU ▪ ETG base rate case and SJG Infrastructure Investment Program (IIP) proposals advancing with NJBPU NON-UTILITY ▪ Energy Management: Solid results from wholesale marketing and fuel management ▪ Energy Production: Bronx fuel cell announced; RNG dairy farm development on track ▪ Midstream: PennEast Pipeline project development ceased BALANCE SHEET ▪ Equity/Total Cap: 35.8% (12/31/21) vs. 32.2% (12/31/20) ▪ Adjusted Equity/Total Cap: 43.6% (12/31/21) vs. 39.6% (12/31/20) ▪ Common Equity raise in March/April 2021 strengthened financial and credit metrics

2021 Consolidated Earnings 7 Note: Earnings and average shares outstanding are in millions. Amounts and/or EPS may not add due to rounding. GAAP GAAP Economic Economic GAAP GAAP Economic Economic Earnings EPS Earnings EPS Earnings EPS Earnings EPS UTILITY South Jersey Gas $127.6 $1.16 $127.6 $1.16 $108.1 $1.11 $109.3 $1.13 Elizabethtown Gas $50.7 $0.46 $42.9 $0.39 $47.7 $0.49 $47.7 $0.49 Elkton Gas $0.0 $0.00 $0.0 $0.00 $0.3 $0.00 $0.3 $0.00 Total $178.4 $1.62 $170.5 $1.55 $156.1 $1.61 $157.3 $1.62 NON-UTILITY Energy Management $40.1 $0.36 $36.9 $0.34 $26.9 $0.28 $26.0 $0.27 Energy Production ($7.1) ($0.06) $5.8 $0.05 $14.9 $0.15 $15.7 $0.16 Midstream ($85.8) ($0.78) $1.6 $0.01 $4.2 $0.04 $4.2 $0.04 Total ($52.7) ($0.48) $44.3 $0.40 $45.9 $0.47 $45.9 $0.47 OTHER ($37.1) ($0.34) ($36.8) ($0.33) ($44.7) ($0.46) ($40.3) ($0.42) TOTAL - Continuing Ops $88.5 $0.80 $178.0 $1.62 $157.3 $1.62 $163.0 $1.68 Avg Shares Out (Diluted) 110.1 110.1 97.0 97.0 Twelve months ended December 31, 2021 Twelve months ended December 31, 2020

2021 Economic Earnings Consolidated Earnings Bridge – 2020 to 2021 8 UTILITY o SJG $18.4M o ETG $(4.9M) o ELK $(0.3)M NON-UTILITY o Energy Management $10.9M o Energy Production $(10.0)M o Midstream $(2.5)M  OTHER o Interest on Debt $3.4M

2021 Economic Earnings Utility Earnings Bridge – 2020 to 2021 9 • MARGIN: SJG rate relief, customer growth and infrastructure modernization investment • OPERATION EXPENSES: O&M, bad debt, regulatory riders, and energy and other taxes • DEPRECIATION: Utility investment in property, plant and equipment • OTHER INCOME: Investment performance from pension/other postretirement benefit plans • NET INTEREST: Variance in debt balances • INCOME TAX: Effective income tax rate * We define utility margin, a non-GAAP measure, as natural gas revenues less natural gas costs, regulatory rider expenses and volumetric and revenue-based energy taxes

2021 Economic Earnings Non-Utility Earnings Bridge – 2020 to 2021 10 WHOLESALE SERVICES o Asset Optimization $11.6M o Fuel Management $(1.1)M o Pipeline Refund $(2.1M) RETAIL SERVICES o Consulting/Other $2.2M o Account Services $0.4M DECARBONIZATION o REV LNG $0.4M o REV Farms $0M RENEWABLES o Fuel Cell/Solar $7.1M o ITC’s $(17.4)M MIDSTREAM o PennEast $(2.6)M

Fourth Quarter 2021 Financial Review

Fourth Quarter 2021 Consolidated Earnings 12 Note: Earnings and average shares outstanding are in millions. Amounts and/or EPS may not add due to rounding. GAAP GAAP Economic Economic GAAP GAAP Economic Economic Earnings EPS Earnings EPS Earnings EPS Earnings EPS UTILITY South Jersey Gas $45.4 $0.40 $45.4 $0.40 $43.4 $0.43 $43.4 $0.43 Elizabethtown Gas $17.4 $0.15 $17.4 $0.15 $20.4 $0.20 $20.4 $0.20 Elkton Gas $0.0 $0.00 $0.0 $0.00 $0.0 $0.00 $0.0 $0.00 Total $62.8 $0.55 $62.8 $0.55 $63.8 $0.63 $63.8 $0.63 NON-UTILITY Energy Management $40.5 $0.36 $11.5 $0.10 $13.2 $0.13 $7.2 $0.07 Energy Production ($11.7) ($0.10) $0.9 $0.01 $4.6 $0.05 $4.8 $0.05 Midstream ($0.3) ($0.00) ($0.3) ($0.00) $0.9 $0.01 $0.9 $0.01 Total $28.4 $0.25 $12.1 $0.11 $18.7 $0.19 $12.9 $0.13 OTHER ($9.1) ($0.08) ($9.0) ($0.08) ($13.4) ($0.13) ($13.8) ($0.14) TOTAL - Continuing Ops $82.2 $0.72 $66.0 $0.58 $69.1 $0.69 $63.0 $0.62 Avg Shares Out (Diluted) 113.6 113.6 100.8 100.8 Three months ended December 31, 2021 Three months ended December 31, 2020

Fourth Quarter 2021 Economic Earnings Consolidated Earnings Bridge – Q4 2020 to Q4 2021 13 UTILITY o SJG $2.0M o ETG $(3.0M) NON-UTILITY o Energy Management $4.4M o Energy Production $(3.9)M o Midstream $(1.3)M  OTHER o Interest on Debt $4.8M

Fourth Quarter 2021 Economic Earnings Utility Earnings Bridge – Q4 2020 to Q4 2021 14 * We define utility margin, a non-GAAP measure, as natural gas revenues less natural gas costs, regulatory rider expenses and volumetric and revenue-based energy taxes • MARGIN: SJG rate relief, customer growth and infrastructure modernization investment • OPERATION EXPENSES: O&M, bad debt, regulatory riders, and energy and other taxes • DEPRECIATION: Utility investment in property, plant and equipment • OTHER INCOME: Investment performance from pension/other postretirement benefit plans • NET INTEREST: Variance in debt balances • INCOME TAX: Effective income tax rate

Fourth Quarter 2021 Economic Earnings

Non-Utility Earnings Bridge – Q4 2020 to Q4 2021



Millions
$12.9
$3.4
$1.0
$(3.4)
$(0.5)
$(1.3)
$12.1
Q4'20 ECON EARNINGS
WHOLESALE SERVICES
RETAIL SERVICES
RENEWABLES
DECARBONIZATION
MIDSTREAM
Q4'21 ECON EARNINGS

WHOLESALE SERVICES

- *Asset Optimization $4.8M*
- *Fuel Management $(1.4)M*

RETAIL SERVICES

- *Consulting/Other $0.8M*
- *Account Services $0.2M*

RENEWABLES

- *Fuel Cell/Solar $(2.6)M*
- *ITC's/Other $(0.8)M*

DECARBONIZATION

- *REV LNG $(0.5)M*
- *REV Farms $0M*

MIDSTREAM

- *PennEast $(1.3)M*

15

Business Initiatives Update

SJI Utilities (SJIU) Key Regulatory Initiatives Advancing 17 Proposed $742.5M over five years to replace 825 miles of aging steel main and install excess flow valves ▪ Considerable investments past decade to modernize system focused on cast iron/bare steel main replacement ▪ New program will take place of expired AIRP/SHARP programs ▪ Enhancements ensure continued safety and reliability of SJG system ▪ Procedural schedule contemplates resolution during Q2 2022 Requested $76.6M increase in base rates driven by significant investments in system safety and reliability ▪ Petition filed in February 2022 updated the requested base rate revenue increase to $72.9 million ▪ Proposed after-tax return on invested capital of 7.63%, 54.89% equity component, and 10.75% ROE ▪ Since 2019, ETG has invested ~$215 million of capital investments that are not currently reflected in rates, with an additional ~$175 million of capital investment anticipated to be invested by September 30, 2022 ▪ Investments have been and will continue to be made to ensure safety, reliability and resiliency of ETG's distribution system and facilitate the environmental goals of NJ ▪ Resolution of case expected later this year SJG Infrastructure Investment Program (IIP)ETG Base Rate Case

SJI Energy Enterprises (SJIEE)

RNG Dairy Farm Development On Track

SJI RNG DevCo

- Initial investment in dairy farm development rights in 2020
- Right of first refusal (ROFR) to purchase additional development rights for a total portfolio of up to 25 dairy farms
- Additional RNG opportunities forecasted by 2025
- Total portfolio projected to produce ~1.5M MMBtu annually
- Pursuing partnership opportunities:
- Shared Cap Ex, RNG spot market and operations
- SJI forecast ~$280M investment to develop farms
  - *CapEx: ~$6-8M projected average to develop farm*
  - *EBITDA: ~$1.0M-$2.0M projected average per developed farm*
  - *Net Income: ~$0.5M-$1.0M projected average per developed farm*

Farm Name	State	Projected MCE	Estimated Production (MMBtu)	Construction Start Date	Anticipated COD
Farm 1 (Oakridge)	CT	3,280	61k	Sept 2021	Q3 2022
Farm 2 (GOMA)	MI	4,100	76k	Q4 2021	Q3 2022
Farm 3 (Double Eagle)	MI	3,975	74k	Q4 2021	Q3 2022
Farm 4 (Zwemmer Z-Star)	MI	3,600	67k	Q4 2021	Q3 2022
Farm 5 (Zwemmer Roto-Z)	MI	4,500	84k	Q4 2021	Q3 2022
Farm 6 (Curtin)	NY	3,568	66k	Q4 2021	Q3 2022
Farm 7 (Adams)	NY	3,309	62k	Q4 2021	Q3 2022
Farm 8 (Gebarten)	NY	3,682	68k	Q4 2021	Q4 2022

MCE = Milking Cow Equivalents

18

Financial Metrics

Financial Metrics Capital Sources and Uses (Twelve Month Period Ended December 31, 2021) Capital Sources ~1.1B Capital Uses ~1.1B 20 CASH FLOW FROM INVESTING $645 CASH FLOW FROM OPERATIONS $273 DEBT ISSUANCE $442 DEBT REPAYMENT/OTHER $368 DIVIDENDS, $133 EQUITY ISSUANCE $431 M ill io n s

Financial Metrics Equity Capitalization / Credit Ratings Equity-to-Total Cap Credit Ratings 21 Note: Non-GAAP includes mandatory convertible equity units and equity credit from rating agencies for long-duration debt. Results are rounded. S&P SJI SJG ETG BBB BBB BBB Stable Stable Stable Moody's SJI SJG ETG NR A3 NR NR Stable NR 29% 30% 32% 36%35% 38% 40% 44% 2018 2019 2020 2021 GAAP Equity/Total Cap Non-GAAP Equity/Total Cap

Liquidity and Debt Maturities Ample Liquidity Available at SJI and Utilities No Significant Debt Maturities Next Five Years Long-Term Debt Maturities As of December 31, 2021, Millions Liquidity As of December 31, 2021, Millions 22 Note: Excludes $335 million mandatory convertible equity units due 2024 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Maturities

Appendix

2 4 Our Mission 21st Century Clean Energy Infrastructure Company ▪ $3B+ infrastructure company supplying safe, reliable and affordable energy and supporting economic growth ▪ U.S. and New Jersey accelerating transition to low carbon and renewable energy future ▪ In 2021, launched utility-centered $3.5B, 5-year capital plan -- with ~60% for sustainability investment ▪ Utilities will remain our core growth engine -- focus on infrastructure modernization to ensure safety, reliability and redundancy to 700,000+ customers ▪ Disciplined non-utility strategy is complementary to utility business -- aligns with clean energy goals of our region focusing on decarbonization investments that generate strong project returns and predictable earnings ▪ Committed to investment grade balance sheet, ample liquidity and solid credit metrics to execute growth plan ▪ Delivers highly predictable and sustainable earnings per share growth through 2025 and beyond

Experienced Senior Team Focused on Execution Mike Renna President & Chief Executive Officer Joined in 1998 ▪ Prior to his leadership role at SJI, Mr. Renna held the titles of president of South Jersey Energy Solutions and South Jersey Energy ▪ Appointed to the South Jersey Energy Solutions executive committee in November 2012 ▪ Appointed to the SJI Board of Directors in 2014 Steve Cocchi Senior Vice President, Chief Financial Officer Joined in 2009 ▪ Began at SJI as Director of Legal Affairs ▪ Appointed Director of Rates and Revenue Requirements in 2011, and later Vice President, Rates and Regulatory Affairs ▪ Prior to his current role, served as Chief Strategy and Development Officer Melissa Orsen Senior Vice President, President, SJI Utilities Joined in 2017 ▪ Began at SJI as General Counsel ▪ Appointed President of SJG in 2020 ▪ Appointed President, SJIU in 2021 ▪ Previously served as CEO of New Jersey Economic Development Authority Leonard Brinson Jr. Senior Vice President, Chief Information Officer Joined in 2017 ▪ Appointed SJI CIO in 2017 ▪ Previously served as Global IT Director, Office of CIO, Axalta Coating Systems ▪ Previously held IT leadership roles with Williams and Enterprise Tech Partners Eric Stein Senior Vice President, General Counsel Joined in 2016 ▪ Appointed General Counsel in 2020 ▪ Previously served as SJI Deputy General Counsel since 2018 ▪ Previously a partner in a Corporate and Securities law firm in New Jersey 25

Decarbonization Goals Our Pathway To A Clean Energy Future ▪ 70% Reduction in Carbon Emissions and Consumption by 2030 ▪ 100% Reduction in Carbon Emissions and Consumption by 2040 ▪ At least 25% of Annual Capex on Sustainability Investments 26

Strong Growth Through 2025 and Beyond Driving Significant Shareholder Value 27 SECTOR FUNDAMENTALS STRATEGIC PLAN FINANCIAL TARGETS $3B+ existing infrastructure are valuable assets, performing essential role supplying reliable energy to homes and businesses and supporting economic growth Utilities will remain our core growth engine, focused on infrastructure modernization Energy markets across the U.S. and New Jersey accelerating transition toward low carbon and renewables Utility and Non-Utility strategies align with goals of our region, with increased focus on decarbonization initiatives Renewables, including fuel cells and solar, align with public policy goals of our region Committed to balance sheet strength, liquidity and credit metrics to solidify execution of our growth plans Decarbonization, via RNG and Hydrogen, are vital to achieving emissions-reduction targets Strategic plan delivers highly predictable and sustainable long-term EPS growth

Future Growth Opportunities Focused on Both Utility and Non-Utility Investments 28 HISTORIC TRACK RECORD PRESENT FUTURE OPPORTUNITIES REDUCING ENERGY CONSUMPTION/EMISSIONS Conservation Incentive Program (SJG) Replacement of Aging Infrastructure (SJG) Conservation Incentive Programs (SJG and ETG) Replacement of Aging Infrastructure (SJG and ETG) SJG/ETG/Transmission Sizable Inventory For Pipeline/Infrastructure Modernization DEPLOYMENT OF RENEWABLE ENERGY Solar Combined Heat-and-Power (CHP) Landfill Gas-To-Electricity Fuel Cells Solar Fuel Cells Solar MAXIMIZING ENERGY EFFICIENCY Energy Efficiency Program (SJG) Energy Efficiency Programs (SJG and ETG) Energy Efficiency Programs MODERNIZING VIA TECHNOLOGY Environmental Management System Environmental Management System Renewable Natural Gas Green Hydrogen Pilot Renewable Natural Gas Green Hydrogen Smart Meters